UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2016

DATARAM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-08266	22-18314-09
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Alexander Road, Suite 100, Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 14, 2016, Dataram Corporation, a Nevada corporation (the “Company”), Dataram Acquisition Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Acquisition Sub”), U.S. Gold Corp., a Nevada corporation (“U.S. Gold”) and Copper King, LLC, a Nevada limited liability company and principal stockholder of U.S. Gold, amended and restated that certain merger agreement between the parties dated as of June 13, 2016 and originally amended and restated on July 29, 2016 (the “Amended and Restated Merger Agreement”). The parties executed the Amended and Restated Merger Agreement in order to, among other things:

•	Increase the number of shares issuable to holders of U.S. Gold’s Series C Preferred Stock issued in connection with U.S. Gold’s private placement (the “Financing”) to 18,181,817 from 16,666,667 shares and increase the maximum number of warrants to purchase the Company’s common stock issuable to the placement agent in the Financing to 400,000 warrants from 250,000 warrants;
•	Reduce the number of Escrow Shares (as defined in the Amended and Restated Merger Agreement) to be delivered and held in escrow to secure any claims that may arise with respect to the representations, warranties, covenants or indemnification obligations of Copper King LLC to 10% of the Company Stockholder Consideration (as defined in the Amended and Restated Merger Agreement) from 15%;
•	Remove the delivery of a new preliminary economic report (the “New Report”) showing a lower economic value for the Copper King Project than the previously delivered preliminary economic report as a trigger for the release of any Escrow Shares;
•	Include a covenant for the delivery by U.S. Gold of a New Report within one year of the closing of the merger;
•	Include the requirement for the Company to register the Merger Consideration (as defined in the Amended and Restated Merger Agreement) on a Form S-4;
•	Include a covenant that certain officers and directors of the Company shall be issued an aggregate of 820,000 shares of restricted stock pursuant to a shareholder approved equity incentive plan, subject to the execution of a two year lockup agreement; and
•	Revise the maximum number of shares the Company shall have outstanding at the closing of the merger, on a fully diluted basis, to 4,559,178 shares of common stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are filed herewith:

Exhibit 10.1      Second Amended and Restated Merger Agreement dated as of September 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATARAM CORPORATION

Dated: September 15, 2016	/s/ David A. Moylan
David A. Moylan
Chief Executive Officer